UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Diversified Small-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Diversified Small-Cap Growth Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Small-cap growth stocks plunged deep into bear market territory in 2008, as the economic downturn and credit crunch intensified in the second half of the year. The year was marked by extreme volatility, heightened risk aversion, and intense pressures on financial companies stemming from severe mortgage losses and the credit crunch. The Federal Reserve and Treasury Department attempted to lessen the damage to the economy and the financial markets by taking extraordinary actions. These included slashing short-term interest rates to all-time lows, creating new credit facilities to encourage lending, and committing hundreds of billions of dollars to several major financial institutions to prevent them from collapsing as Lehman Brothers did in mid-September.

We are disappointed to report that your fund returned -33.68% in the second half of 2008 and -36.28% for the entire year. As shown in the Performance Comparison table, the fund outperformed its unmanaged MSCI benchmark and the Lipper peer group index in both periods.

HIGHLIGHTS

• Small-cap growth stocks plunged deep into bear market territory in 2008, as the economic downturn and credit crunch intensified in the second half of the year.

• Although your fund outperformed its benchmarks in our 6- and 12-month reporting periods, it provides us little solace, as absolute returns were extremely negative.

• We are not changing our investment approach in response to the market downturn. We believe our strategy and investment process will help us navigate through this difficult time and, ultimately, provide patient investors with long-term capital growth.

• We have been focused on investing in reasonably valued companies with high returns on capital and good cash flow characteristics. This helped our relative performance last year, and we believe it will help us endure a difficult market environment in 2009.

In the last six months, fund performance relative to the MSCI index was helped by good stock selection in the financials, consumer discretionary, information technology, and consumer staples sectors. For the 12-month period, our technology, consumer discretionary, and financials holdings held up much better than those in the benchmark, whereas our industrials and business services and health care holdings lagged a bit. In both periods, sector allocations had little impact on our relative results, as our allocations are very similar to those of the MSCI benchmark.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

Although the fund outperformed its benchmarks in our 6- and 12-month reporting periods, it provides us little solace, as absolute returns were extremely negative. We, like you, are surprised by the depth of the downturn and the speed at which the market environment deteriorated in the last few months. As a fellow shareholder in this portfolio, your fund manager knows that the losses in the last six months have been very painful for you. Nevertheless, we remain committed to seeking long-term capital growth and will continue to search on your behalf for the best small-cap growth opportunities in this difficult environment.

MARKET ENVIRONMENT

The U.S. economy is currently in a recession—one that, according to the National Bureau of Economic Research, began in December 2007. Consumer spending, stock prices, and home values have declined, national unemployment increased to 7.2% by the end of 2008, and weakened financial institutions have significantly curtailed lending to preserve capital and avoid additional loan-related losses. Annualized GDP growth in the third quarter was measured at -0.5%, and fourth-quarter GDP is likely to be much worse. We anticipate economic weakness will persist until at least the middle of 2009.

The fed funds target rate—a lending rate used by banks to meet overnight reserve requirements—was 4.25% at the end of 2007 but quickly plunged to 2.00% by the end of April. In October, the Federal Reserve reduced the target rate to 1.00%; in mid-December, the Fed announced that it was reducing it to a range of 0.00% to 0.25%. In fact, the Fed is now engaged in a policy of “quantitative easing” in an attempt to provide abundant liquidity to the financial system. One manifestation of this policy is the Fed’s plan to directly purchase agency debt and mortgage-backed securities to help support the mortgage and housing markets.

Small-cap shares generally held up better than large-caps in 2008, which is a bit unusual because small-caps tend to do worse when the economy weakens and investors turn risk averse. In the last six months, the small-cap Russell 2000 Index returned -26.94% versus -28.48% for the large-cap S&P 500 Index. For the one-year period, the Russell 2000 Index returned -33.79% versus -37.00% for the S&P 500. As measured by various Russell indexes, growth stocks performed worse than value stocks across all market capitalizations in both periods.

All major sectors in the small-cap growth universe, as measured by the MSCI U.S. Small Cap Growth Index, declined in the 6- and 12-month periods ended December 31, 2008. In the last six months, energy stocks fared worst as oil prices crashed from roughly $140 to $40 per barrel. Telecommunication services, utilities, and materials stocks had deep losses, too, although these are very small segments of the small-cap growth universe. The health care sector held up best with losses of about 20%. For the entire year, the worst-performing sectors were telecommunication services, utilities, and energy, in which stocks typically dropped 50%. Consumer staples, health care, and industrials and business services stocks held up best, with losses of about 30%.

PORTFOLIO REVIEW

Before we discuss the portfolio’s performance in detail, we would like to welcome new shareholders to the fund and thank our longer-term investors for their confidence in our investment management capabilities, especially during this extremely difficult period for the financial markets. Periods of high volatility and sharp declines often prompt investors and portfolio managers to question their strategy or core investment principles. We would like to assure you that we are not changing our investment approach in response to the market downturn. We believe our strategy and investment process will help us navigate through this difficult time and, ultimately, provide patient investors with long-term capital growth:

• We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders. We prefer companies that generate substantial free cash flow.

• We seek companies with good earnings quality and sustainable growth characteristics.

• We look for companies with attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We like companies with reasonable valuations relative to their earnings and sales growth rates.

While our stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. In constructing the portfolio, we do not usually make big sector bets, but we will occasionally overweight or underweight certain sectors based on our analysis. In general, sector allocations will be fairly consistent with those of the MSCI benchmark, as shown in the table on page 7.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio usually holds approximately 300 to 320 names, with very few positions representing more than 1% of the fund’s net assets. This level of diversification should help manage the risk of investing in small-cap growth stocks. Cash reserves are a drag on long-term performance in a rising market, so we intend to keep our cash position low. Trading is another cost that reduces returns, so we trade electronically and in low-cost venues when possible.

Stocks in the information technology sector—the largest sector represented in the fund and its MSCI benchmark—detracted significantly from the fund’s absolute returns in the 6- and 12-month periods ended December 31, 2008. Most underlying industries fell sharply in anticipation of significant declines in global demand and technology spending, but good stock selection helped the fund’s relative performance. IT services companies held up relatively well; one of our largest performance contributors in both periods was NCI, which provides technology services to various U.S. government agencies. The company has been somewhat insulated from the economic downturn, as it continues to win government contracts. Communication equipment company Foundry Networks was one of our largest contributors to performance in the last six months. We eliminated our position after the company received a merger offer from Brocade Communication Systems. In addition, electronic equipment company FLIR Systems, which struggled in the last six months, was one of our better-performing holdings for the one-year period. This maker of infrared imaging cameras for commercial and military use surged in the first half after winning a large contract to develop a sensor system for the U.S. Army Space and Missile Defense Command. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Consumer discretionary stocks had a difficult year. In the first half, consumers reduced their spending due to rising food and energy prices; in the second half, despite some relief at the gas pump, consumers retrenched as the U.S. economic outlook turned bleak. Nevertheless, our good stock selection in the sector helped us avoid deeper losses. For example, media stocks were hammered in anticipation of significant cuts in advertising spending, but we had very little exposure to the industry and did not own some of the worst-performing names. Hotel, restaurant, and gaming stocks suffered in our 6- and 12-month reporting periods as consumers cut back on nonessentials, though Panera Bread, which we added to the portfolio in the second half, and Choice Hotels International held up well. Specialty retailers struggled, and as the economy deteriorated in the last six months, we eliminated Jos. A. Bank Clothiers, AC Moore Arts & Crafts, and video game retailer GameStop. The only bright spot in the sector was diversified consumer services companies, particularly for-profit education businesses such as ITT Educational Services and DeVry. These were two of our best-performing investments in both reporting periods. In difficult economic environments, enrollment usually increases as people seek to enhance their career prospects. Another top contributor for the full year was child care center operator Bright Horizons Family Solutions, which was acquired by Bain Capital and taken private in the first half.

Financials, which have been at the epicenter of the crises afflicting the economy and the financial markets, fared poorly in 2008. However, our holdings held up better than those in the benchmark, which helped the fund’s relative performance in both the 6- and 12-month reporting periods. Capital markets companies were among our weakest holdings in both periods, as the well-publicized woes of major Wall Street firms dragged their smaller competitors down with them. One major exception was Greenhill, an independent provider of merger and acquisition advisory services, which did fairly well last year and was among our best holdings in the last six months. In contrast to the capital markets industry, our holdings in the insurance industry—which seemed somewhat insulated from the turmoil gripping major investment banks and commercial banks—benefitted our results in both periods. One of our top contributors last year was property and casualty insurer Philadelphia Consolidated, which we sold after the company received a buyout offer from a Japanese insurer in July. Also, HCC Insurance Holdings did well in the last six months, as the company has been taking advantage of competitors’ woes and making several strategic acquisitions.

Energy stocks were slammed in the last six months—a stark contrast to their incredible ascent over the last few years—as commodity prices tumbled and global growth prospects dimmed. The typical energy company in the small-cap growth universe, as measured by our MSCI benchmark, plunged a stunning 68% since the end of June. Full-year losses for the sector were only slightly less severe, even though the sector had a brisk rally in the first half. We eliminated several of our energy holdings in the last six months because near-term prospects for the sector looked bleak and because we wanted to keep the sector’s weighting roughly in line with our benchmark.

The industrials and business services sector was one of the largest detractors to the fund’s absolute results in our 6- and 12-month reporting periods. Our stock selection in the sector detracted from our full-year results relative to the MSCI benchmark. Many companies in the sector are cyclical, and thus were hurt significantly by the sharp economic downturn. Stocks of machinery companies fared worst in both periods, but we added a few to the portfolio as valuations became very attractive in recent months. One of our weakest holdings was Bucyrus International, which makes mining equipment for energy and materials companies that seek coal, copper, iron ore, and other commodities. Shares plummeted because the collapse in commodity prices and weaker global growth signaled that there would be less demand for its equipment. Another poor performer last year was Advisory Board, which we eliminated in the second half of the year. The company, which provides best-practices research and decision-support systems to health care businesses, fell following a weaker earnings outlook, management changes, and an acquisition that was not well received by investors.

The health care sector declined but was one of the better performing segments in the small-cap growth universe last year. This is not unusual in economic downturns, as health care needs are constant and not specifically tied to the economy’s health. Unfortunately, our stock selection in this sector detracted slightly from our 6- and 12-month relative results. In the second half of the year, life sciences tools and services companies were especially weak. However, pharmaceutical companies held up well, led by Valeant Pharmaceuticals, which rose after selling some of its European operations to a Swedish pharmaceutical firm. For the 12-month period, health care providers and services companies and biotechnology firms fared worst, while health care technology and pharmaceutical stocks held up best.

OUTLOOK

The current U.S. recession is one of worst in decades. GDP growth has declined substantially, and most companies are likely to have lower earnings in 2009 versus 2008. While we have seen some high-profile failures in the financials sector, we expect to see bankruptcies in many other sectors before the economy recovers. Job losses will continue to increase, and the national unemployment rate may peak in the high-single-digit range. Economists, including our firm’s chief economist, generally do not expect an economic turnaround until at least the second half of 2009.

At current levels, stock prices seem to have discounted the negative environment. Volatility increased to record levels in the last six months, though it subsided somewhat as frozen credit markets started to thaw at year-end. Various governments and central banks have provided a record amount of monetary and fiscal stimulus, and we expect another dose of U.S. fiscal stimulus in early 2009. We hope these efforts will support the market at current levels. In fact, with so much bad news widely known, we believe any material improvement in economic indicators and consumer/investor sentiment could lift the market. Finally, we believe that many investors who are holding cash on the sidelines following last year’s brutal sell-off will eventually return to the capital markets in search of higher returns.

We have been focused on investing in reasonably valued companies with high returns on capital and good cash flow characteristics. This helped our relative performance last year, and we believe it will help us endure a difficult market environment in 2009. Many stocks are inexpensive, and many companies have been proactive by keeping growth expectations low. When corporations begin to surpass low earnings and revenue expectations, it could set the stage for improved stock market performance.

As always, we thank you for your confidence in T. Rowe Price, particularly during this extraordinary and challenging period.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

January 26, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Because these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI U.S. Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/08

Best Contributors		Worst Contributors	
Philadelphia Consolidated**	4¢	Oil States International	-11¢
NCI	3	Foundation Coal Holdings	-10
Greenhill	2	Penn Virginia	-8
Myriad Genetics	2	Superior Energy	-8
Gentiva Health Services	2	Bucyrus International	-8
ITT Educational Services	1	Core Laboratories	-8
HCC Insurance Holdings	1	Cabot Oil & Gas	-7
Foundry Networks**	1	Affiliated Managers Group	-7
Valeant Pharmaceuticals	1	St. Mary Land & Exploration	-7
Pinnacle Financial Partners	1	SBA Communications	-7
Total	18¢	Total	-81¢

12 Months Ended 12/31/08

Best Contributors		Worst Contributors	
Cliffs Natural Resources**	7¢	Affiliated Managers Group	-11¢
Petrohawk Energy**	5	Actuant	-7
NCI	5	SBA Communications	-6
Massey Energy***	4	Core Laboratories	-6
W-H Energy Services**	4	Helix Energy Solutions**	-6
Philadelphia Consolidated**	3	ON Semiconductor	-6
Bright Horizons Family Solutions**	2	Carpenter Technology	-5
Valeant Pharmaceuticals	2	Foundation Coal Holdings	-5
Myriad Genetics	2	Complete Production Services*	-5
Gentiva Health Services	2	CommScope	-5
Total	36¢	Total	-62¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE					
Beginning of period	$ 14.25	$ 14.48	$ 14.01	$ 12.68	$ 11.50
Investment activities					
Net investment loss	(0.10) (1)	(0.10) (1)	(0.14) (1)	(0.11) (1)	(0.12) (1)
Net realized and unrealized gain (loss)	(5.10)	1.42	0.61	1.44	1.30
Total from investment activities	(5.20)	1.32	0.47	1.33	1.18
Distributions					
Net realized gain	(0.46)	(1.55)	–	–	–
NET ASSET VALUE					
End of period	**$ 8.59**	**$ 14.25**	**$ 14.48**	**$ 14.01**	**$ 12.68**

Ratios/Supplemental Data

Total return(2)	**(36.28)%**(1)	**9.35%**(1)	**3.35%**(1)	**10.49%**(1)	**10.26%**(1)
Ratio of total expenses to average net assets	1.25%(1)	1.25%(1)	1.25%(1)	1.25%(1)	1.25%(1)
Ratio of net investment loss to average net assets	(0.84)% (1)	(0.63)% (1)	(1.01)% (1)	(0.83)% (1)	(0.99)% (1)
Portfolio turnover rate	30.2%	47.2%	39.1%	29.4%	26.4%
Net assets, end of period (in thousands)	$ 56,123	$ 87,648	$ 88,952	$ 87,159	$ 82,582

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 4/30/10 and includes repayment of previously waived expenses.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.0%		
CONSUMER DISCRETIONARY 14.2%		
Auto Components 0.3%		
Drew Industries (1)	4,900	59
Gentex	9,600	85
		144
Distributors 0.3%		
LKQ Corporation (1)	15,600	182
		182
Diversified Consumer Services 3.6%		
American Public Education (1)	2,700	100
Brinks Home Security (1)	5,900	129
Capella Education (1)	4,000	235
DeVry	10,200	586
ITT Educational Services (1)	6,800	646
Matthews International, Class A	6,100	224
Steiner Leisure (1)	4,100	121
		2,041
Hotels, Restaurants & Leisure 2.8%		
Burger King	13,700	327
Chipotle Mexican Grill, Class B (1)	3,800	218
Choice Hotels International	5,100	153
Orient-Express Hotels, Series A	3,100	24
Panera Bread, Class A (1)	2,600	136
Red Robin Gourmet Burgers (1)	8,700	147
Sonic (1)	9,305	113
WMS Industries (1)	17,000	457
		1,575

Diversified Financial Services 0.6%		
Interactive Brokers, Class A (1)	8,200	147
MSCI, Series A (1)	11,800	209
		356
Insurance 2.2%		
AmTrust Financial	8,800	102
HCC Insurance	13,700	367
Max Capital	7,100	126
Navigators (1)	2,800	154
RLI	2,900	177
StanCorp Financial	6,900	288
		1,214
Real Estate Investment Trusts (REITs) 0.1%		
PS Business Parks, REIT	1,000	45
		45
Real Estate Management & Development 0.2%		
Jones Lang LaSalle	3,300	91
		91
Thrifts & Mortgage Finance 0.1%		
Danvers Bancorp	5,900	79
		79
Total Financials		3,822
HEALTH CARE 20.3%		
Biotechnology 5.8%		
Acorda Therapeutics (1)	4,100	84
Alexion Pharmaceutical (1)	10,800	391
Alkermes (1)	12,500	133
Allos Therapeutics (1)	6,500	40
Alnylam Pharmaceuticals (1)	1,900	47

Amylin Pharmaceuticals (1)	5,100	55
Array BioPharma (1)	3,900	16
BioMarin Pharmaceutical (1)	13,400	239
Cepheid (1)	6,500	67
Cougar Biotechnology (1)	2,200	57
Cubist Pharmaceuticals (1)	6,800	164
Facet Biotech (1)	2,540	24
Human Genome Sciences (1)	12,400	26
Idenix Pharmaceuticals (1)	2,900	17
Incyte (1)	39,800	151
Isis Pharmaceuticals (1)	2,600	37
Lexicon Pharmaceuticals (1)	13,700	19
Martek Biosciences (1)	3,700	112
Medarex (1)	11,900	66
Momenta Pharmaceuticals (1)	1,900	22
Myriad Genetics (1)	5,400	358
ONYX Pharmaceuticals (1)	6,300	215
OSI Pharmaceuticals (1)	6,600	258
PDL Biopharma	12,700	79
Pharmasset (1)	3,200	42
Regeneron Pharmaceuticals (1)	9,900	182
Seattle Genetics (1)	7,000	63
Senomyx (1)	12,500	35
Theravance (1)	5,300	66
United Therapeutics (1)	2,800	175
		3,240
Health Care Equipment & Supplies 4.4%		
American Medical Systems (1)	8,300	74
ArthroCare (1)	5,900	28
Edwards Lifesciences (1)	6,300	346
Gen-Probe (1)	9,100	390
IDEXX Laboratories (1)	7,800	281
Immucor (1)	14,400	383

Integra LifeSciences (1)	2,300	82
Meridian Bioscience	16,950	432
ResMed (1)	6,800	255
Stereotaxis (1)	6,000	26
Steris	7,900	189
		2,486
Health Care Providers & Services 5.4%		
Alliance Imaging (1)	11,700	93
Amedisys (1)	6,233	258
Catalyst Health Solutions (1)	10,900	265
Centene (1)	9,800	193
Chemed	3,200	127
Chindex International (1)	4,700	37
CorVel (1)	3,600	79
Gentiva Health (1)	11,100	325
HealthSouth (1)	15,900	174
Healthspring (1)	7,200	144
Healthways (1)	3,800	44
inVentiv Health (1)	5,800	67
LifePoint Hospitals (1)	5,900	135
MEDNAX (1)	4,900	155
PharMerica (1)	15,800	248
PSS World Medical (1)	8,700	164
Psychiatric Solutions (1)	6,800	189
Sun Healthcare (1)	14,000	124
VCA Antech (1)	9,700	193
		3,014
Health Care Technology 0.5%		
Cerner (1)	4,600	177
Phase Forward (1)	5,300	66
Vital Images (1)	3,100	43
		286

Road & Rail 0.9%		
Landstar System	10,200	392
Old Dominion Freight Line (1)	3,300	94
		486
Trading Companies & Distributors 0.8%		
Beacon Roofing Supply (1)	14,100	196
MSC Industrial Direct	7,600	280
		476
Total Industrials & Business Services		10,663
INFORMATION TECHNOLOGY 24.8%		
Communications Equipment 2.8%		
ADTRAN	10,600	158
Avocent (1)	5,475	98
Blue Coat (1)	10,800	91
Commscope (1)	9,700	151
Comtech Telecommunications (1)	9,200	421
Emulex (1)	7,400	52
F5 Networks (1)	16,600	379
Plantronics	6,800	90
Polycom (1)	10,142	137
		1,577
Computers & Peripherals 0.2%		
Intermec (1)	4,500	60
Palm (1)	20,000	61
		121
Electronic Equipment, Instruments & Components 3.9%		
Cyberoptics (1)	20,800	108
Dolby Laboratories, Class A (1)	10,300	337
DTS (1)	1,900	35

FLIR (1)	21,400	656
Itron (1)	4,700	300
Mettler-Toledo (1)	6,800	458
Rofin-Sinar Technology (1)	6,400	132
Trimble Navigation (1)	5,500	119
TTM Technologies (1)	13,600	71
		2,216
Internet Software & Services 2.2%		
Art Technology (1)	21,500	42
Digital River (1)	9,700	241
Interwoven (1)	7,600	96
J2 Global Communications (1)	10,200	204
Mercadolibre (1)	3,900	64
Omniture (1)	6,143	65
Sina (1)	7,400	171
Taleo, Class A (1)	14,200	111
ValueClick (1)	14,300	98
Websense (1)	8,300	124
		1,216
IT Services 4.8%		
CACI International, Class A (1)	5,600	253
CyberSource (1)	21,100	253
Genpact (1)	7,912	65
Global Payments	12,300	403
Heartland Payment Systems	14,000	245
ManTech International, Class A (1)	2,600	141
NCI (1)	21,400	645
Neustar, Class A (1)	7,000	134
Perot Systems, Class A (1)	20,500	280
RightNow Technologies (1)	18,900	146
SRA International, Class A (1)	8,000	138
		2,703

Semiconductor & Semiconductor Equipment 4.3%		
Advanced Energy Industries (1)	18,400	183
Cabot Microelectronics (1)	3,600	94
Cohu	10,500	127
Cymer (1)	8,400	184
Diodes (1)	5,800	35
Entegris (1)	23,000	50
Formfactor (1)	7,200	105
Integrated Device Technology (1)	14,900	84
Intersil, Class A	9,800	90
Micrel	18,600	136
Microsemi (1)	14,400	182
ON Semiconductor (1)	64,900	221
Pericom Semiconductor (1)	6,400	35
PMC-Sierra (1)	18,800	91
Semtech (1)	17,300	195
Silicon Laboratories (1)	9,200	228
Standard Microsystems (1)	2,200	36
Varian Semiconductor Equipment (1)	14,825	269
Verigy (1)	7,500	72
		2,417
Software 6.6%		
Actuate (1)	24,200	72
Ansys (1)	15,143	422
Blackboard (1)	9,800	257
Commvault (1)	2,900	39
Epicor Software (1)	10,200	49
FactSet Research	8,600	380
Informatica (1)	32,400	445
Jack Henry & Associates	6,700	130
Kenexa (1)	9,000	72
Lawson Software (1)	12,200	58
Macrovision Solutions (1)	11,600	147

MICROS Systems (1)	14,000	229
Monotype Imaging (1)	8,000	46
Parametric Technology (1)	19,800	250
Phoenix Technologies (1)	4,900	17
Progress Software (1)	4,700	91
Quest Software (1)	12,000	151
SPSS (1)	6,400	173
Sybase (1)	12,000	297
Synopsys (1)	7,800	144
TIBCO Software (1)	18,100	94
Wind River (1)	12,500	113
		3,676
Total Information Technology		13,926

MATERIALS 2.7%

Chemicals 1.4%

Airgas	7,900	308
Koppers	7,000	151
Nalco	15,900	184
Scotts Miracle Gro	5,500	163
		806

Containers & Packaging 0.6%

Crown Cork & Seal (1)	11,700	225
Greif Brothers	3,100	103
		328

Metals & Mining 0.7%

Carpenter Technology	6,900	142
Compass Minerals	4,400	258
		400
Total Materials		1,534

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $23,242,000 and $22,977,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended December 31, 2008 and December 31, 2007, totaled $2,854,000 and $8,609,000, respectively, and were characterized as long-term capital gain for tax purposes. At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2008, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through April 30, 2010. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2012. Pursuant to this agreement, management fees in the amount of $96,000 were waived. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $97,000 remain subject to repayment at December 31, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2008, expenses incurred pursuant to these service agreements were $105,000 for Price Associates, $213,000 for T. Rowe Price Services, Inc., and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $2,854,000 from long-term capital gains, subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (8/08 to present); Director, Vornado
2001	Real Estate Investment Trust (3/04 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
1997	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
1997	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08); Director,
Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National Mortgage
2003	Association (9/06 to present); Director, Norfolk Southern (2/08 to pres-
ent); Director, Georgia Pacific (5/04 to 12/05); Managing Director and
President, Global Private Client Services, Marsh Inc. (1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees 125
T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[126]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

John H. Laporte, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1945)	Inc.; Vice President, T. Rowe Price Trust Company; Vice President,
1997	Diversified Small-Cap Growth Fund
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Wendy R. Diffenbaugh (1954)	Vice President, T. Rowe Price
Vice President, Diversified Small-Cap
Growth Fund

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap	Group, Inc.
Growth Fund

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Diversified Small-Cap	Group, Inc., T. Rowe Price International, Inc.,
Growth Fund	and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Diversified Small-	T. Rowe Price; Vice President, T. Rowe Price
Cap Growth Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap	Trust Company
Growth Fund

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Diversified Small-Cap Growth Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Diversified Small-Cap Growth Fund	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
President, Diversified Small-Cap Growth Fund	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Diversified Small-Cap	Investment Services, Inc., T. Rowe Price Trust
Growth Fund	Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap	Group, Inc.
Growth Fund

Michael T. Roberts (1980)	Vice President, T. Rowe Price; formerly student,
Vice President, Diversified Small-Cap	Brown University, and Research Analyst, Chicago
Growth Fund	Board of Options Exchange (to 2005); Research
Analyst, Roberts & Dybdahl Inc. (to 2004); Math
Instructor, Peace Corps, and Calculus Teaching
Assistant, University of Chicago (to 2003)

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap	Group, Inc.
Growth Fund

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Diversified Small-Cap
Growth Fund

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Diversified Small-Cap	Group, Inc., T. Rowe Price International, Inc.,
Growth Fund	and T. Rowe Price Trust Company

John Z. Wood, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap	Group, Inc.
Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009